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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DE 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event report) February 22, 2006.


                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
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             (Exact name of registrant as specified in its charter)

                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)


             0-26366                                 23-2812193
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     (Commission File Number)            (IRS Employer Identification Number)


732 MONTGOMERY AVENUE, NARBERTH, PENNSYLVANIA            19072
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  (Address of Principal Executive Office)              (Zip Code)

                                  610-668-4700
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                (Issuer's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

     |_| Written communication pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On February 15, 2006 Patrick J. McCormick was appointed to the Board of Directors of Royal Bancshares of Pennsylvania and its wholly owned subsidiary Royal Bank America.

SECTION 8 - OTHER EVENTS

Item 8.01  Other Events

         On February 22, 2006 - Royal Bank America and Royal Bancshares of Pennsylvania, Inc. are pleased to announce through press release the appointment of Patrick J. McCormick to its Board of Directors.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

         (c.) Exhibits

                  Exhibit                Description
                  -------                -----------
                  99.1                   Press Release dated February 22, 2006


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     ROYAL BANCSHARES OF PENNSLYVANIA, INC.
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Dated: February 23, 2006                   /s/ Jeffrey T. Hanuscin
                                           ---------------------------
                                           Jeffrey T. Hanuscin
                                           Chief Financial Officer